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                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 Or 15(d) of The Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)           June 11, 2008
                                                -------------------------------

                        American Church Mortgage Company
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

        Minnesota                      33-87570                  41-1793975
-------------------------------------------------------------------------------
(State or other jurisdiction          (Commission             (IRS Employer
   of incorporation)                   File Number)         Identification No.)


10237 Yellow Circle Drive, Minnetonka, MN                          55343
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(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code             (952) 945-9455
                                                   ----------------------------

-------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[ ] Written communications  pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01         Other Events

On June 11, 2008, American Church Mortgage (the "Company") announced that it had adjourned its Annual Meeting of Shareholders and that the adjourned meeting is scheduled to reconvene at 10:00 a.m., local time, on Wednesday, July 16, 2008. The reconvened Annual Meeting of Shareholders will be held at the Company's office, located at 10237 Yellow Circle Drive, Minnetonka, Minnesota.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            American Church Mortgage Company

Date:  June 11, 2008
                                            By /s/ Philip J. Myers
                                            -----------------------------
                                            Chief Executive Officer and
                                            Chief Financial Officer


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